SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	January 31, 2006

Wells Real Estate Fund XIV, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	000-50647	01-0748981
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01. Regulation FD Disclosure

On or about January 31, 2006, Wells Real Estate Fund XIV, L.P. (the "Registrant") sent a letter to pension plan trustees and IRA custodians providing 2005 annual estimated valuations in order for such pension plan trustees and custodians to comply with certain Employee Retirement Income Security Act ("ERISA") and other requirements to report the value of the assets held in their respective plans or accounts on an annual basis. A copy of the letter is attached as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits
Exhibit Number	Exhibit Title
99.1	Letter to custodians and pension plan trustees dated January 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND XIV, L.P. (Registrant)

By:	/s/ Douglas P. Williams Douglas P. Williams Senior Vice President of Wells Capital, Inc., general partner of the Registrant

Date: January 31, 2006

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Letter to custodians and pension plan trustees dated January 31, 2006.